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                                                                    EXHIBIT 99.7

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 2

In re:                                                       DEBTOR IN POSSESSION OPERATING REPORT
 The Kushner-Locke Company
                                                                     Report Number:     28
Chapter 11                                                     For the Period FROM: 2/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                     TO: 2/29/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

1 Profit and Loss Statement (Accrual Basis Only)
  A.  Related to Business Operations
      Gross Sales                                                         $    -
                                                                          ------
      Costs Related to Revenues (Film Cost Amortization)
                                                                          ------
                  Gross Profit                                                             -
                                                                                   ---------
      Less:  Operating Expenses
      Officer Compensation                                       30,388
                                                                 ------
      Salaries and Wages - Other Employees                       11,781
                                                                 ------
            Total Salaries and Wages                                      42,168
                                                                          ------
            Employee Benefits and Pensions                                 2,655
                                                                          ------
      Employer Payroll Taxes/Fees                                 4,148
                                                                 ------
      Other Taxes                                                   (50)
                                                                 ------
            Total Taxes                                                    4,098
                                                                          ------
      Rent and Lease Expense (including parking)                  4,400
                                                                 ------
      Distribution/Delivery Expenses                                 61
                                                                 ------
      Interest Expense
                                                                 ------
      Insurance
                                                                 ------
      Automobile Expense/Mileage
                                                                 ------
      Utilities (incl. Phone, phone equipment, internet)            382
                                                                 ------
      Depreciation and Amortization
                                                                 ------
      Business Equipment Leases                                     260
                                                                 ------
      Business Expense reimbursement                                631
                                                                 ------
      Storage Expense                                             6,852
                                                                 ------
      Supplies, Office Expenses, Photocopies, etc.                5,508
                                                                 ------
      Bad Debts
                                                                 ------
      Miscellaneous Operating Expenses                            1,801
                                                                 ------
             Total Operating Expenses                                     68,815
                                                                          ------
                    Net Gain/Loss from Business Operations                           (68,815)
                                                                                   ---------
  B.  Not related to Business Operations
      Income
            Interest Income
                                                                          ------
            Other Non-Operating Revenues                                       -
                                                                          ------
            Gross Proceeds on Sale of Assets                          -
                                                                  -----
            Less:  Original Cost of Assets plus expenses of sale      -
                                                                  -----
                   Net Gain/Loss on Sale of Assets                             -
                                                                          ------
            Total Non-Operating Income                                                     -
                                                                                   ---------
      Expenses Not Related to Business Operations
            Legal and Professional Service Fees                            5,193
                                                                          ------
            Other Non-Operating Expenses (Board/Trustee fees)              3,250
                                                                          ------
            Total Non-Operating Expenses                                               8,443
                                                                                   ---------
  NET INCOME/(LOSS) FOR PERIOD                                                     $ (77,258)
                                                                                   =========

            DEBTOR IN POSSESSION OPERATING REPORT NO: 28             Page 2 of 2

2 Aging of Accounts Payable and Accounts Receivable (exclude prepetition accounts payable):

                         Accounts    Accounts
                          Payable   Receivable
                         --------   ----------
Current Under 30 days           -            -
                         --------   ----------
   Overdue 31-60 days           -            -
                         --------   ----------
   Overdue 61-90 days           -
                         --------   ----------
  Overdue 91-120 days           -
                         --------   ----------
Overdue Over 121 days           -
                         --------   ----------
    Due in the Future          (0)   2,069,540
                         --------   ----------
                TOTAL          (0)   2,069,540
                         --------   ----------

3     Statement of Status of Payments to Secured Creditors and Lessors:

      No payments to Secured Creditors or Lessors were paid or payable during the reporting period.

4     Tax Liability

      No tax payments were paid or payable during the reporting period other than payroll taxes shown above.

5 Insurance Coverage

                                             Carrier/    Amount of       Policy        Premium Paid
                                            Agent Name    Coverage   Expiration Date   Through Date
                                            ----------   ---------   ---------------   ------------
Worker's Compensation (RENEWED)              St. Paul    1,000,000      1/14/2005        1/14/2005
Commercial Property (RENEWED)                St. Paul    2,000,000      2/14/2005        2/14/2005
Errors & Omissions - Library (RENEWED)       St. Paul    3,000,000       3/3/2005         3/3/2005

6     Questions:

      A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?
            [ ] Yes  Explain:
            [X] No

      B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as authorized by the Court?
            [ ] Yes  Explain:
            [X] No

7     Statement on Unpaid Professional Fees (Postpetition Amounts Only)

      Total unpaid post-petition Professional Fees during the reporting period:
      $169,392.78

8 Narrative Report of Significant Events and Events out of the Ordinary Course of Business:

      None.

9     Quarterly Fees:

      Paid

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                     /s/ Alice Neuhauser
                                                     ---------------------------
                                                     Debtor in Possession